                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 1998 to October 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 29th day of October, 1998.

                                            GREEN TREE FINANCIAL CORP.




                                            BY: /s/Phyllis A. Knight
                                                ---------------------
                                                Phyllis A. Knight
                                                Senior Vice President and
                                                Treasurer

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.575%, 5.85%,
                           5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                       TRUST ACCOUNT  #3336258-0
                                                        REMITTANCE DATE 11/02/98


                                                                                   Total $             Per $1,000
                                                                                    Amount              Original
                                                                                --------------        ------------
CLASS A CERTIFICATES
----------------------------------------------------------------------------
(1a) Amount available( including Monthly Servicing Fee)                           6,783,271.92
                                                                                --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                    0.00
                                                                                --------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                              6,783,271.92
                                                                                --------------

A.   Interest
     (2)  Aggregate interest
          a. Class A-1 Remittance Rate (5.575%)                                          5.575%
                                                                                --------------
          b. Class A-1 Interest                                                           0.00          0.00000000
                                                                                --------------        ------------

          c. Class A-2 Remittance Rate (5.85%)                                            5.85%
                                                                                --------------
          d. Class A-2 Interest                                                     468,186.33          4.52353942
                                                                                --------------        ------------

          e. Class A-3 Remittance Rate (5.95%)                                            5.95%
                                                                                --------------
          f. Class A-3 Interest                                                      96,687.50          4.95833333
                                                                                --------------        ------------

          g. Class A-4 Remittance Rate (6.04%, unless
                the Weighted Average Contract Rate is
                less than 6.04%)                                                          6.04%
                                                                                --------------
          h. Class A-4 Interest                                                     279,350.00          5.03333333
                                                                                --------------        ------------

          i. Class A-5 Remittance Rate (6.83%, unless
              the Weighted Average Contract Rate is
              less than 6.68%)                                                            6.68%
                                                                                --------------
          j. Class A-5 Interest                                                     762,633.33          5.56666664
                                                                                --------------        ------------

          k. Class A-6 Remittance Rate 7.30%, (unless
              the Weighted Average Contract Rate is
              less than 6.33%)                                                            6.33%
                                                                                --------------
          l. Class A-6 Interest                                                     237,375.00          5.27500000
                                                                                --------------        ------------

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                                            0.00                   0
                                                                                --------------        ------------

     (4) Remaining:
          a. Unpaid Class A Interest Shortfall                                            0.00                   0
                                                                                --------------        ------------

B.   Principal
     (5)  Formula Principal Distribution  Amount                                  3,612,217.86                 N/A
                                                                                --------------        ------------
          a. Scheduled Principal                                                    584,808.84                 N/A
                                                                                --------------        ------------
          b. Principal Prepayments                                                2,432,904.28                 N/A
                                                                                --------------        ------------
          c. Liquidated Contracts                                                   285,584.72                 N/A
                                                                                --------------        ------------
          d. Repurchases                                                                  0.00                 N/A
                                                                                --------------        ------------
          e. Current Month Advanced Principal                                     1,020,953.04                 N/A
                                                                                --------------        ------------
          f. Prior Month Advanced Principal                                        (712,033.02)                N/A
                                                                                --------------        ------------

     (6) Pool Scheduled Principal Balance                                       417,946,956.46
                                                                                --------------

    (6b)  Adjusted Pool Principal Balance                                       416,926,003.42        926.50222982
                                                                                --------------        ------------
    (6c)  Pool Factor                                                               0.92650223
                                                                                --------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 2


                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                       TRUST ACCOUNT  #3336258-0
                                                        REMITTANCE DATE 11/02/98


     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                           0.00
                                                                   --------------

     (8)  Class A Percentage for such Remittance Date                       91.97%
                                                                   --------------

     (9)  Class A Percentage for the following  Remittance Date             91.91%
                                                                   --------------

     (10) Class A  Principal Distribution:
          a. Class A-1                                                       0.00        0.00000000
                                                                   --------------     -------------
          b. Class A-2                                               3,612,217.86       34.90065565
                                                                   --------------     -------------
          c. Class A-3                                                       0.00        0.00000000
                                                                   --------------     -------------
          d. Class A-4                                                       0.00        0.00000000
                                                                   --------------     -------------
          e. Class A-5                                                       0.00        0.00000000
                                                                   --------------     -------------
          g. Class A-6                                                       0.00        0.00000000
                                                                   --------------     -------------

     (11) Class A-1 Principal Balance                                        0.00        0.00000000
                                                                   --------------     -------------
    (11a) Class A-1 Pool Factor                                        0.00000000
                                                                   --------------

    (12)  Class A-2 Principal Balance                               92,426,003.42       893.0048640
                                                                   --------------     -------------
   (12a)  Class A-2 Pool Factor                                        0.89300486
                                                                   --------------

    (13)  Class A-3 Principal Balance                               19,500,000.00      1000.0000000
                                                                   --------------     -------------
   (13a)  Class A-3 Pool Factor                                        1.00000000
                                                                   --------------

    (14)  Class A-4 Principal Balance                               55,500,000.00      1000.0000000
                                                                   --------------     -------------
   (14a)  Class A-4 Pool Factor                                        1.00000000
                                                                   --------------

    (15)  Class A-5 Principal Balance                              137,000,000.00      1000.0000000
                                                                   --------------     -------------
   (15a)  Class A-5 Pool Factor                                        1.00000000
                                                                   --------------

    (16)  Class A-6 Principal Balance                               45,000,000.00      1000.0000000
                                                                   --------------     -------------
   (16a)  Class A-6 Pool Factor                                        1.00000000
                                                                   --------------

    (17)  Unpaid Class A Principal Shortfall
              (if any)following current Remittance Date                      0.00
                                                                   --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

                (18)  31-59 days                                     3,805,131.94               105
                                                                   --------------     -------------

                (19)  60 days or more                                5,213,095.21               136
                                                                   --------------     -------------

                (20)  Current Month Repossessions                      518,148.99                18
                                                                   --------------     -------------

                (21)  Repossession Inventory                         1,798,745.26                62
                                                                   --------------     -------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 3


                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                       TRUST ACCOUNT  #3336258-0
                                                        REMITTANCE DATE 11/02/98


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in March 2002.)

(22) Average Sixty - Day Delinquency Ratio Test

     (a)  Sixty - Day Delinquency Ratio for current Remittance Date                      1.68%
                                                                                -------------

     (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
          may not exceed 3.5%)                                                           1.45%
                                                                                -------------

(23) Average Thirty - Day Delinquency Ratio  Test

     (a)  Thirty - Day Delinquency Ratio for current Remittance Date                     2.59%
                                                                                -------------

     (b)  Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
          may not exceed 5.5%)                                                           2.29%
                                                                                -------------

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may
          not exceed 5.5% from March 1, 2002 to February 28, 2003,
          6.5% from March 1, 2003 to February 28, 2004; 8.5%  from
          March 1, 2004 to February 28, 2005 and 9.5% thereafter)                        0.05%
                                                                                -------------

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date                       99,559.71
                                                                                -------------

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2.25%)                                                    0.18%
                                                                                -------------

(26) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date
          is greater than 22.5%                                                         16.05%
                                                                                -------------

(27) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions on current
          Remittance Date) as of such Remittance date is greater
          than $9,000,000.00                                                    33,750,000.00
                                                                                -------------

     (b)  Class B Principal Balance (before distributions on current
          Remittance Date) divided by pool Scheduled Principal
          Balance as of preceding Remittance Date is equal to or
          greater than 11.25%.                                                           8.03%
                                                                                -------------

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98
                                     PAGE 4


                                                  CUSIP NO.#393505-ZF2, ZG0, ZH8
                                                       TRUST ACCOUNT  #3336258-0
                                                        REMITTANCE DATE 11/02/98



                                                                                   Total $           Per $1,000
                                                                                   Amount            Original
                                                                                -------------       -------------
CLASS M-1 CERTIFICATES
----------------------------------------------------------------------------
(28) Amount available( including Monthly Servicing Fee)                          1,326,821.90
                                                                                -------------
A.   Interest
     (29)  Aggregate  interest

           (a) Class M-1 Remittance Rate 6.77%, unless the
           Weighted Average Contract Rate is less than 6.77%)                            6.77%
                                                                                -------------

           (b) Class M-1 Interest                                                  190,406.25          5.64166667
                                                                                -------------       -------------

           (c) Interest on Class M-1 Adjusted Principal Balance                          0.00
                                                                                -------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount                        0.00
                                                                                -------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                         0.00
                                                                                -------------

     (32)  Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                                        0.00                   0
                                                                                -------------       -------------

     (33)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall                                        0.00                   0
                                                                                -------------       -------------

B.   Principal
     (34)  Formula Principal Distribution  Amount                                        0.00                 N/A
                                                                                -------------       -------------
           a. Scheduled Principal                                                        0.00                 N/A
                                                                                -------------       -------------
           b. Principal Prepayments                                                      0.00                 N/A
                                                                                -------------       -------------
           c. Liquidated Contracts                                                       0.00                 N/A
                                                                                -------------       -------------
           d. Repurchases                                                                0.00                 N/A
                                                                                -------------       -------------

     (35)  Class M-1 Principal Balance                                          33,750,000.00       1000.00000000
                                                                                -------------       -------------
    (35a)  Class M-1 Pool Factor                                                   1.00000000
                                                                                -------------

     (36)  Class M-1 Percentage for such Remittance Date                                 0.00%
                                                                                -------------

     (37)  Class M-1  Principal Distribution:
           a. Class M-1 (current)                                                        0.00          0.00000000
                                                                                -------------       -------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                                   0.00
                                                                                -------------

     (38)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                                    0.00
                                                                                -------------

     (39)  Class M-1 Percentage for the following Remittance Date                        0.00%
                                                                                -------------

     (40)  Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount                                         0.00
                                                                                -------------

           (b) Amount applied to Class M-1
                  Liquidation Loss Interest Amount                                       0.00
                                                                                -------------

           (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                                           0.00
                                                                                -------------

           (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                                   0.00
                                                                                -------------

           (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                                      0.00
                                                                                -------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Oct-98

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                        REMITTANCE DATE 11/02/98

CLASS BI CERTIFICATES
----------------------------------------------------------------------------
                                                                                             Total $        Per $1,000
                                                                                              Amount         Original
                                                                                          -------------     ----------
           (1) Amount  Available less the Class A
               Distribution Amount  and Class M-1 Distribution
               Amount (including Monthly Servicing Fee)                                    1,136,415.65
                                                                                          -------------

           (2) Class B-1 Adjusted Principal Balance                                                0.00
                                                                                          -------------

           (3) Class B-1 Remittance Rate  (6.92%
               unless Weighted Average Contract Rate
               is below 6.92%)                                                                     6.92%
                                                                                          -------------

           (4) Interest on Class B-1 Adjusted Principal Balance                                    0.00
                                                                                          -------------

           (3) Aggregate Class B1 Interest                                                   103,800.00     5.76666667
                                                                                          -------------     ----------

           (4) Amount applied to Unpaid
               Class B1 Interest Shortfall                                                         0.00           0.00
                                                                                          -------------     ----------

           (5) Remaining Unpaid Class B1
               Interest Shortfall                                                                  0.00           0.00
                                                                                          -------------     ----------

           (6) Amount applied to Class B-1
               Interest Deficiency Amount                                                          0.00
                                                                                          -------------

           (7) Remaining Unpaid Class B-1
               Interest Deficiency Amount                                                          0.00
                                                                                          -------------

           (8) Unpaid Class B-1 Principal Shortfall
               (if any) following prior Remittance Date                                            0.00
                                                                                          -------------

          (8a) Class B Percentage for such Remittance Date                                         0.00
                                                                                          -------------

           (9) Current Principal (Class B Percentage of Formula Principal
               Distribution Amount)                                                                0.00     0.00000000
                                                                                          -------------     ----------

         (10a) Class B1 Principal Shortfall                                                        0.00
                                                                                          -------------

         (10b) Unpaid Class B1 Principal Shortfall                                                 0.00
                                                                                          -------------

          (11) Class B Principal Balance                                                  33,750,000.00
                                                                                          -------------

          (12) Class B1 Principal Balance                                                 18,000,000.00
                                                                                          -------------
         (12a) Class B1 Pool Factor                                                          1.00000000
                                                                                          -------------

          (13) Class B-1 Liquidation Loss Interest
               (a) Class B-1 Liquidation Loss Amount                                               0.00
                                                                                          -------------

               (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                    0.00
                                                                                          -------------

               (c) Remaining Class B-1 Liquidation Loss Interest Amount                            0.00
                                                                                          -------------

               (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall          0.00
                                                                                          -------------

               (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                  0.00
                                                                                          -------------

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1998-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                    Oct-98
                                    PAGE 2

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                        REMITTANCE DATE 11/02/98


                                                                                   Total $      Per $1,000
CLASS B2 CERTIFICATES                                                              Amount        Original
----------------------------------------------------------------------------    -------------   ----------
           (14) Remaining Amount Available                                       1,032,615.65
                                                                                -------------

           (15) Class B-2 Remittance Rate ( 8.11%
                unless Weighted Average Contract
                Rate is less than 8.11%)                                                 8.11%
                                                                                -------------

           (16) Aggregate Class B2 Interest                                        106,443.75   6.75833333
                                                                                -------------   ----------

           (17) Amount applied to Unpaid
                Class B2 Interest Shortfall                                              0.00         0.00
                                                                                -------------   ----------

           (18) Remaining Unpaid Class B2
                Interest Shortfall                                                       0.00         0.00
                                                                                -------------   ----------

           (19) Unpaid Class B2 Principal Shortfall
                (if any) following prior Remittance Date                                 0.00
                                                                                -------------

           (20) Class B2 Principal Liquidation Loss Amount                               0.00
                                                                                -------------

           (21) Class B2 Principal (zero until class B1 paid down:
                thereafter, Class B Percentage of formula Principal
                Distribution Amount)                                                            0.00000000
                                                                                -------------   ----------

           (22) Guarantee Payment                                                        0.00
                                                                                -------------

           (23) Class B2 Principal Balance                                      15,750,000.00
                                                                                -------------
          (23a) Class B2 Pool Factor                                               1.00000000
                                                                                -------------

           (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or
                Green Tree Financial Servicing Corporation is not the
                Servicer; deducted from funds remaining after payment of
                Class A Distribution Amount, Class M-1 Distribution
                Amount, Class B-1 Distribution Amount and Class B-2
                Distribution Amount, if the Company or Green Tree Financial
                Servicing Corp. is the Servicer)                                   175,520.94
                                                                                -------------

           (25) Class B-3I Guarantee Fee                                           750,650.96
                                                                                -------------

           (26) Class B-3I Distribution Amount                                           0.00
                                                                                -------------

           (27) Class B-3I Formula Distribution Amount (all Excess
                Interest plus Unpaid Class B-3I Shortfall)                               0.00
                                                                                -------------

           (28) Class B-3I Distribution Amount (remaining Amount Available)              0.00
                                                                                -------------

           (29) Class B-3I Shortfall (26-27)                                             0.00
                                                                                -------------

           (30) Unpaid Class B-3I Shortfall                                              0.00
                                                                                -------------

           (31) Class M-1 Interest Deficiency on such Remittance Date                    0.00
                                                                                -------------

           (32) Class B-1 Interest Deficiency on such Remittance Date                    0.00
                                                                                -------------

           (33) Repossessed Contracts                                              518,148.99
                                                                                -------------
           (34) Repossessed Contracts Remaining in Inventory                     1,798,745.26
                                                                                -------------

           (35) Weighted Average Contract Rate                                        9.68271
                                                                                -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.